                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Tango Incorporated
(the "Company") on Form 10-QSB for the period ended Ocotber31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Todd Violette. COO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2004                            By:/s/ Todd Violette
                                                Name: Todd Violette
                                                Title: Chief Operating Officer